FOXO™

Corporate Presentation

September 2022

Disclaimer

General

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. The information contained in this presentation (this "Presentation") has been prepared for by FOXO Technologies Inc. (together with its subsidiaries, "FOXO") solely to provide investors with an overview of the FOXO and for no other purpose. This Presentation is subject to updating, completion, revision, verification and further amendment. FOXO, or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all-inclusive. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. Neither this Presentation nor its delivery to Recipient shall constitute an offer to sell, invitation or other solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This Presentation is not intended to form the basis of any investment decision. All information herein speaks only as of (1) the date of this Presentation, in the case of information about FOXO, or (2) the date of such information, in the case of information from persons other than FOXO.

Forward-Looking Information

This Presentation contains forward-looking statements for purposes of the "safe harbor" provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained in this Presentation, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of FOXO, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Such forward-looking statements include, but not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding FOXO and the future held by the respective management teams of FOXO, the future financial condition and performance of FOXO, and the products and markets and expected future performance and market opportunities of FOXO. These forward-looking statements generally are identified by the words "anticipate," "believe," "could," "expect," "estimate," "future," "intend," "may," "might," "strategy," "opportunity," "plan," "project," "possible," "potential," "project," "predict," "scales," "representative of," "valuation," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation. Recipients should carefully consider the risks and uncertainties described in the "Risk Factors" section of the registration statement on Form S-4 and other documents filed or to be filed by FOXO from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. FOXO gives no assurance it will achieve its expectations.

Financial Information; Use of Projections

The financial and operating forecasts and projections contained herein represent certain estimates of FOXO as of the date thereof and include projected financial numbers, including revenues, valuation and other metrics derived therefrom. FOXO's independent public accountants and auditors have not examined, reviewed or compiled the forecasts or projections and, accordingly, does not express an opinion or other form of assurance with respect thereto. Furthermore none of FOXO or its management team can give any assurance that the forecasts or projections contained herein accurately represents FOXO's future operations or financial condition. Such information is subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance FOXO or that actual results will not differ materially from those presented in these materials. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary materially from the projected results. Inclusion of the prospective financial information in these materials should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved.

Use of Non-GAAP Financial Matters

This Presentation and the accompanying oral presentation include certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") with respect to FOXO's expected future performance and other metrics derived therefrom. These non-GAAP financial measures may exclude items that are significant in understanding and assessing FOXOs financial results. These non-GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP as a measure of our liquidity, profitability or performance. Not all of the information necessary for a quantitative reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. FOXO believe that these forward-looking non-GAAP measures of financial results provide useful supplemental information about FOXO. FOXO's management uses these forward-looking non-GAAP measures to evaluate FOXO's projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore FOXO's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. The presentation of such non-GAAP measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that FOXO's future results and cash flows will be unaffected by other unusual or nonrecurring items.

Disclaimer Continued

Industry and Market Data

This Presentation has been prepared by FOXO and includes market data and other statistical information from third-party sources. Although FOXO believes these third-party sources are reliable as of their respective dates, FOXO, nor any of their respective affiliates has independently verified the accuracy or completeness of this information. Some data are also based on FOXO's good faith estimates, which are derived from both internal sources and the third-party sources described above. None of FOXO, their respective affiliates, nor their respective advisors, directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information. None of FOXO or their respective affiliates, advisors, directors, officers, employees, members, partners, stockholders or agents or the providers of any such third party information or any other person are responsible for any errors or omissions therein (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. FOXO and their respective affiliates, advisors, directors, officers, employees, members, partners, stockholders and agents expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein.

Important Information

Neither the delivery of this Presentation nor the purchase of any of the securities, assets, businesses or undertakings of FOXO after the date hereof shall, under any circumstances, be construed to indicate or imply that there has been no change in the affairs of FOXO since the date hereof. This Presentation does not purport to be all-inclusive or to contain all the information that a Recipient may desire in deciding whether or not to invest and is not intended to form the basis of any investment decision. No representation or warranty, express or implied, is or will be given by FOXO or their respective affiliates, representatives, advisors, directors or employees and no responsibility or liability or duty of care is or will be accepted by FOXO or their respective affiliates, representatives, advisers, directors or employees as to the accuracy, completeness, reliability or reasonableness of the information or opinions contained in this Presentation or supplied herewith or any other written or oral information made available to any interested party or its advisers or otherwise in connection with this Presentation. To the fullest extent possible, by receiving this Presentation the Recipient acknowledges and agrees it is not relying on any information set forth in this Presentation and releases FOXO and each of their respective affiliates, representatives, advisers, directors and employees in all circumstances from any liability with respect to the Recipient's decision to invest. In addition, no responsibility or liability or duty of care is or will be accepted by FOXO or their respective affiliates, representatives, advisers, directors or employers for updating or revising this Presentation or providing any additional information to any Recipient and any such liability is expressly disclaimed. Accordingly, FOXO nor its affiliates, advisers, directors or employees shall be liable for any direct, indirect or consequential loss or damage suffered by any person as a result of relying on any statement in or omission from this Presentation or in any other information or communications. In particular, no representation or warranty of FOXO or its respective affiliates is given as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any. Recipients should make their own investigation of FOXO and any related entity and all information provided. FOXO reserves the right, without reasons or advance notice, to change any information contained in the Presentation.

Trademarks and Intellectual Property

All trademarks, service marks, and trade names of FOXO, its affiliates or other parties used herein are trademarks, service marks, or registered trade names of FOXO or such other parties, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is solely for convenience and is not intended to, and does not imply, a relationship with FOXO, or an endorsement or sponsorship by or of FOXO or any other party. The trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that FOXO will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.



FOXO TECHNOLOGIES

Our goal is to make longevity science fundamental to the global life insurance industry.

Investment thesis

Life Insurance

Platform to modernize industry with saliva-based epigenetic underwriting technology that eliminates blood and urine requirements, and embed longevity science as new value proposition for consumers with "Life Insurance Designed to Keep You Alive"

Multiple avenues for value creation

COVID is driving increased life insurance sales, agents are seeking new products with a smoother, simpler sales journey, and consumers are seeking health, wellness, and longevity

Launching with scalable infrastructure

Built on a best-in-class technology platform with infrastructure capable of supporting scaled growth in a large and global industry

Proprietary science and technology

Proprietary and first-mover advantage in applying saliva-based epigenetic biomarker technology to underwriting, not easily reproduced or copied

World class science and management

Science confirmed by experts, value propositions rigorously validated, and prior management success in financial product creation and distribution

EXPERT TEAM

Proven leadership in insurance, longevity science, health, and technology.



Jon Sabes
CEO & Founder

Minnesota Law · University of Colorado



Erin Sharoni
Chief Product Officer

Harvard Medical School · Bridgewater · CBS · InsideTracker · CNBC



Brian Chen, PhD
Chief Science Officer

NIH National Institute on Aging · UCLA · Berkeley · UC San Diego



Tyler Danielson
Chief Technology Officer

Cargill · ASC · brightpeak



Robby Potashnick
Chief Financial Officer

pwc · Blaige & Company · UnitedHealth Group

THE NEXT PARADIGM SHIFT

There are moments in time when innovation is so radical, the course of civilization is forever changed.

1910	1930	1950	1970	1980	1990	2000	2010	2020
Flight	Antibiotics	Space	PCs	Internet	Genomics	Smart phones	Energy	Longevity



This is the biological century.

The rapid maturation of DNA sequencing, AI, and machine learning is transforming our understanding of biology and longevity.

Technology Review, Antonio Regalado, 2021
Extending human healthspan and longevity: a symposium report, New York Academy of Science, 2021



Molecular biotechnology is transforming human longevity


THE
CODE
BREAKER
Jennifer Doudna, Gene Editing, and the Future of the Human Race
#1 New York Times Bestseller
WALTER
ISAACSON


ALTOS

Altos Labs is a new biotechnology company focused on cellular rejuvenation programming to restore cell health and resilience, with the goal of reversing disease to transform medicine.

- A community of leading scientists, clinicians, and leaders from both academia and industry will work together towards this common mission.
- Altos will be initially based in the US in the San Francisco Bay Area and San Diego, and in the UK in Cambridge. The company will also have significant collaborations in Japan.
- The Altos Board of Directors and advisors include Nobel Laureates and scientific leaders.


Lifespan
New York Times Bestseller
Why We Age–and Why We Don't Have To
David A. Sinclair, PhD,
with Matthew D. LaPlante


Flagship Pioneering
The Biological Century


Cutting-Edge Research to Help Turn Back the Clock
TRUE
AGE
MORGAN LEVINE, PhD



OUR MISSION

To make longevity accessible to all, empower people to live healthier, own their data, and control their future.

INTRODUCING

Life insurance designed to keep you alive™


Longevity by
FOXOLIFE
FILL TO
FOXOLIFE
Biological Age
36
42
Chronological Age

SALIVA-BASED UNDERWRITING + LONGEVITY REPORT

AN UNPRECEDENTED OPPORTUNITY

Life insurance is ripe for disruption.

2.6T

GLOBAL LIFE INSURANCE PREMIUMS[2]

125B+

US INDIVIDUAL LIFE PREMIUMS[1,2]

25T+

US INDIVIDUAL LIFE PROTECTION GAP (100M CONSUMERS)[3]

All figures are USD per annum.

(1) American Council for Life Insurers, Life Insurers Fact Book 2020
(2) McKinsey 2020 Global Insurance Pools statistics and trends
(3) Life underinsurance in the US: bridging the USD 25 trillion mortality protection gap, September 2018

Consumers

Product has low relevance and commoditized

1989 — 77%

2021 — 52%



H.H. ownership of life insurance [1]

"Death isn't what it used to be" and products struggle for relevant value proposition

⬆ 21% [2]

Premium sales have increased from 2Q20 **COVID-19**

[1] What Explains the Decline in Life Insurance Ownership?, Daniel Hartley, Anna Paulson, Katerina Powers, 2017; Insurance Barometer Study, Stephen Wood; Maggie Leyes; James T. Scanlon, M.S., HIA, 2021
[2] 2Q 2021 LIMRA U.S. Retail Individual Life Insurance Sales

Agents

Product is difficult to sell, underwriting is time consuming and invasive

30% [3]

Sales breakage rates of independent agents

49% [4]

Of all life insurance premiums are sold by independent agents

52 Days [3]

Avg number of days to complete life insurance policy sale using full underwriting by agents (i.e., paramedical blood & urine specimen collection)

[3] LIBRA Data (2021)
[4] 2Q 2021 LIMRA U.S. Retail Individual Life Insurance Sales

Carriers

Incumbents are large, old and slow

1886 [5]

Avg Year of Founding Top 20 U.S. Carriers

63% [6]

Carriers report not prepared to deal with genetic testing

Carriers have not made effective use of science and technology to improve their products, cost inefficiencies and lackluster results

[5] LIMRA, Insurance carrier websites
[6] Genetics Survey Results Public Report, Reinsurance Group of America, Incorporated, 2021

FOXOLIFE™

B2B2C MODEL

Insurance platform

- Life insurance products
- Healthy longevity & Saliva-based underwriting
- B2B2C: Offer to consumers via agents
- Modernize products



NOW

FOXOLABS™

B2B MODEL

Services platform

- Consumer engagement & underwriting services
- Healthy longevity & Saliva-based underwriting
- B2B: Offer to insurance carriers
- Modernize industry

B2B2C



Making longevity accessible

Insurance platform

- Make healthy longevity fundamental to life insurance
- Adaptable infrastructure
- Experienced team
- Workbench for saliva-based underwriting

Launching with Assurity

- Permanent & Term life insurance Products
- Distribution model with carrier partner (MGA) Assurity Life
- Accelerated and medical underwriting (Traditional)
- Epigenetic measures for FOXO Longevity Report ONLY
- FOXO Longevity Report: Biological Age, Cardiovascular, Metabolic, Inflammatory, Indulgence Scores

Coming soon

- Saliva-based underwriting

FOXOLIFE

BACKBONE

unqork aws illumina

SALES OPERATIONS

HubSpot aircall Heap

REINSURANCE PARTNER

SCOR



Longevity science

Popularity

- 30M+ consumers purchasing 23&Me, Ancestry.com, etc.
- Consumer interest in longevity, health, science
- People want to live longer and healthier

Opportunity

- US ranks 26th of 35 OECD countries for life expectancy (1)
- Yet ranks 1st in healthcare spending per capita
- Reinvent life insurance with health & wellness

Reward

- Healthspan for All
- Alignment of interests (consumers & insurance company)
- Health improvements can add $12 trillion or 8% to global GDP in 2040 (2)

(1) Organization for Economic Co-operation and Development
(2) McKinsey & Co, Prioritizing health: A prescription for prosperity, 2020

Core values

Accuracy

"I know the data is correct."

Transparency

"I know what I'm paying for/receiving and how my data is being used."

Trust

"I know my data is secure, de-identified, and used ethically."

Ownership

"I know I have the power to collect and withdraw my data at any time."

Non-discrimination

"I know my data will not be unfairly used against me."



Life Insurance with Assurity[1]

FOXO Longevity Report

A first-to-market personalized Longevity Report includes insights into biological aging and epigenetic measures of health to directionally orient consumers toward wellness

Digital application / underwriting

Instant approval with accelerated underwriting and reinsurance provided by SCOR

Portal access

View and access and update your FOXO Longevity Report health and wellness anytime

Data download

View, track, download, share, or opt out your epigenetic data


FOXOLIFE
Hi, Nicola
Longevity Report
36
Policy
$1,500,000
Resources
My data

Biological Age

An in-depth and accurate picture of your biological aging measured by epigenetic clock

Epigenetic measures

Proprietary metabolic, cardiovascular, inflammation and indulgence epigenetic scores based on clinical measures

Scientific insights

Access to latest scientific research on longevity and health, as well as opportunities to contribute to the growth of scientific knowledge

(1) Assurity is a marketing name for the mutual holding company Assurity Group, Inc. and its subsidiaries. Those subsidiaries include but are not limited to: Assurity Life Insurance Company and Assurity Life Insurance Company of New York. Insurance products and services are offered by Assurity Life Insurance Company in all states except New York. In New York, insurance products and services are offered by Assurity Life Insurance Company of New York, Albany, NY. Product availability, features and rates may vary by state.

Perfect product-market fit

Epigenetic clock

Molecular health

▶▶

Age Acceleration

- Age-related disease
- Risk factors
- Cancer risk
- Stress



◀◀

Age Deceleration

- Healthy aging
- Protective factors
- Healthy food intake
- Physical fitness

Consumer & agent survey(1)

58%

Consumers in-market were interested in purchasing life insurance bundled with molecular health and wellness offering over other options

10%

Consumers out-of-market were interested in purchasing life insurance after hearing about molecular health and wellness offering bundled with life insurance

80%

Agents surveyed would recommend life insurance bundled with molecular health and wellness to their clients

(1) Maddock Douglas Survey (2019)

INTRODUCING

A whole new reason to buy life insurance



FOXOLIFE
Life insurance, reimagined.
LONGEVITY SCIENCE
We're changing how life insurance companies
Automated
Written in Python
Pre-processing and quality control
Biological Age
36
42
32%
Of all participants have a Biological Age less than their Chronological Age. Your result is above average.
Cardiovascular Score
Samantha, your Cardiovascular Score Needs Improvement.
Transforming the future of research.
We provide scientists with advanced epigenetic

B2B



Services platform

- Proprietary science
- Experienced team
- Adaptable & scalable infrastructure
- Global opportunity to modernize industry

Saliva-based underwriting

- Enhanced accelerated underwriting with saliva-based biomarkers
- Eliminate sales friction / eliminate sales breakage
- Improved underwriting protective values
- Open new markets for life insurance sales

Consumer engagement

- Creating a new value-proposition
- Seeing improved consumer health and longevity
- Looking to build multi-omic health and wellness platform

FOXOLABS

BACKBONE

illumina python DataRobot aws SCOR

LONGEVITY SCIENCE

We're modernizing underwriting with saliva-based epigenetic biomarkers.



Why saliva-based underwriting is a compelling opportunity

- LIMRA identifies medical underwriting as the single greatest pain point in this customer experience (1)
- Agents loathe inconvenient, invasive, time-consuming blood & urine specimen collection required for medical underwriting
- Agents represent 77% of all life insurance premiums sold in U.S. (2)
- Accelerated underwriting is growing but represents only a fraction of business produced by Agents
- Regulatory does not prohibit use of epigenetic information to measure same risk factors obtained through clinical blood and urine assays
- "All things being equal, the carrier that adopts saliva-based underwriting in replacement of blood and urine specimens doesn't get some of the agent business, they get all of it" (3)



(1) LIMRA https://www.limra.com/en/events/conferences/2022/2022-life-insurance-conference/
(2) 2Q 2021 LIMRA U.S. Retail Individual Life Insurance Sales
(3) Maddock Douglas Survey (2019)

What is epigenetics?

DNA is your genetic code.

- Inherited from parents
- Fixed at birth
- Determines ancestry, ethnicity, gender, eye color, and predisposition to health risks

Epigenetics is the expression of that code.

- Changing, modifiable, adapting, and reacting
- Associated with age-related decline, and disease states
- Impacted by tobacco, alcohol, diet, exercise, stress, and environmental factors

EPIGENETIC BIOMARKERS

Use case

Epigenetics can distinguish between current, former and never smokers – comparing favorably to the life insurance industry's use of cotinine biomarkers and self-reporting.

Epigenetics can distinguish between individuals of excellent, standard, and poor health – comparing favorably to the life insurance industry's use of underwriting risk classifications.

Genetically identical twins





Images: Illustrating Effect of Epigenetic Differences in Identical Twins,

Underwriting Risk Classifications


Epigenetic Health Profiles
5
4
3
2
1
0
Decline
Table Rated
Standard Tobacco
Standard Non-Tobacco
Preferred Non-Tobacco
Preferred Plus Non-Tobacco
Full Medical Underwriting Risk Classifications

Tobacco use


Probability of Tobacco Use
1.0
0.8
0.6
0.4
0.2
0.0
Current
Never
Smoking Categories

Epigenetic biomarkers

We use automated machine learning to find patterns of DNA methylation occurring along the epigenome that correlate to current states health and wellness. We call these identifiable patterns "epigenetic biomarkers."

FOXO Patent Applications

Risk Classifier: USAN 16/579,777 (filed September 23, 2019)
Biochemical State and/or Medical Condition Estimator: USAN 16/579,818 (filed September 23, 2019)
Synthetic Probe: USAN 16/591,296 (filed October 2, 2019)
Machine-Learned Quality Control for Epigenetic Data: USAN 17/482,405 (filed September 22, 2021)

Licensed Patent Applications from UCLA

GrimAge: USAN 17/282,318 (filed April 1, 2021)
PhenoAge: USAN 16/963,065 (filed July 17, 2020)
M-Panel: USAN 16/323,490 (filed February 5, 2019)

(1) Results from STP1 data set, and subject to further testing and validation; FOXO Forward Looking Statement

Health status data

Epigenetic data



Epigenetic biomarkers

Proprietary algorithms to measure human health

Epigenetic biomarkers	Accuracy(1)
Tobacco / Nicotine Use	99%
Hypertension	79%
Obesity	74%
Cardiovascular Disease	83%
NT-proBNP	93%
Diabetes	80%
Alcohol Abuse	97%
Cannabis Use	90%

RESEARCH

Collaborations

Physicians' Health Study	• Epigenetic and health status data on 11,340 physicians • 30 years follow-up • 2,000+ mortality events and other major diseases
VITAL Study	• Epigenetic and health status data in 800 men and women • Clinical trial on vitamin D3 and omega-3 fatty acids (fish oil) supplementation • Focus on cancer, heart disease, and stroke
COSMOS Trial	• Epigenetic and health status data in 1,200 men and women • Clinical trial on multivitamins and cocoa flavanol supplementation • Focus on cancer, heart disease, and stroke
FOXO Study	• Epigenetic data in blood and saliva of ~5,000 men and women • Nation-wide study collecting blood, urine, saliva, and medical records. • Focus on tobacco use, alcohol use, diabetes, obesity, hypertension, and dyslipidemia
Industry Pilot Studies	• Parallel underwriting study with traditional health data and epigenetic data • Focused on achieving same or better risk classification from epigenetic data • Provides data for companies to tailor epigenetic testing into their unique workflows

SCIENTIFIC

Advisory Board

Peter Laird, PhD	Epigenetics Van Andel Institute (VAI)
Hui Shen, PhD	Bioinformatics Van Andel Institute (VAI)
Bret Barnes, PhD*	Biotechnology Illumina, Inc.
Murdoc Khaleghi, MD*	Consumer Health WellnessFX
Randal Olson, PhD	AI Data scientist & AI researcher

* FOXO Board of Directors

Underwriting protocols[1]

Policy face amount	Insured age 21–30	31–50	51–60	61–70	71+
$0–$449,999	Data	Data	Data	Data Paramed	Data Paramed APS
$500,000–$999,999	Data	Data	Data	Data Paramed	Data Paramed APS
$1,000,000–$2,999,999	Data Paramed	Data Paramed	Data Paramed	Data Paramed	Data Paramed APS
$3,000,000–$4,999,999	Data Paramed	Data Paramed	Data Paramed	Data Paramed APS	Data Paramed APS
$5,000,000 +	Data Paramed APS	Data Paramed APS	Data Paramed APS	Data Paramed APS	Data Paramed APS

- Accelerated underwriting
- Saliva-based underwriting
- Medical underwriting

Sweet spot for agent driven business

(1) Local Life Agents; LIMRA Data (2018); FOXO Forward Looking Statement

Underwriting protocols

Accelerated underwriting

Application → Data → Decision → Instant

Saliva-based underwriting

Application → Data → Saliva → Decision → Days

- Saliva is less invasive and easier to collect
- Epigenetics generates information similar to blood/urine tests for underwriting
- Provides significantly more protective value information than accelerated underwriting data only

Medical underwriting

Application → Data → Blood/Urine → APS → Decision → Weeks

Underwriting protective value framework

Example: $2M policy, male, age 35

	Underwriting Information	Underwriting Cost Over Accelerated	Underwriting Expected Claims (1)	Gross Claims Benefit Over Accelerated Underwriting	Net Claims Benefit After Underwriting Cost
Accelerated	Online questionnaire / database	N/A	$17,506	N/A	N/A
Saliva-based	Accelerated underwriting + Epigenetic biomarkers	$333 (2)	$17,191 (40% of Full) $17,112 (50% of Full) $16,915 (75% of Full)	$316 $395 $592	($17) $62 $259
Medical	Online questionnaire / database Blood & Urine specimen Medical Records (APS)	$600	$16,717	$789	$189

Protective Value Benefit

(1) SOA VBT Tables (2018)
(2) $333 represents the modeled cost to insurance carriers at scale ($160 cost of epigenetic testing plus $173 (5% of premiums using services platform)

Business model.



COMMERCIALIZATION

Development plan

We are executing a three phase development plan for the growth of our products and services.



NOW

Preparation

- Complete proprietary epigenetic biomarker R&D
- Build technology stack to support operations
- Acquire life insurance company: FOXO Life Insurance Company

B2B2C MODEL

Insurance platform

- Capitalize company
- Begin selling life insurance products with carrier partner (MGA)
- Adopt Saliva-based Underwriting into products (MGA)
- Expand distribution with Independent Agents (MGA)

B2B MODEL

Services platform

- Sell saliva-based underwriting technology and consumer engagement services to domestic and international insurance carriers

Market share capture

Insurance carriers adopting accelerated underwriting [1,2]


46+
23+
10
1
2014
2016
2018
2020

(1) AMERICAN ACADEMY OF ACTUARIES Simplified Issue and Accelerated Underwriting (page 9)
(2) Automated and Accelerated Underwriting Life Insurance Company Practices in 2019 (page 12)
(3) FitchSolutions United States Insurance Report Q4 2021. Society of Actuaries, Emerging Underwriting Methodologies. (2018) Study provides a estimates of % policies submitted through accelerated underwriting for 2018, 2023, and 2028 of 42%, 57%, and 79%, respectively.

Projected policies eligible for accelerated underwriting and modelled saliva-based underwriting market share capture [3]


Target market opportunity is the projected growth in accelerated underwriting
12,000
10,000
8,000
6,000
4,000
2,000
-
2022
2023
2024
2025
2026
2027
Accelerated underwriting
Accelerated underwriting projected growth
Medical underwriting

Capitalization

FOXO's outstanding shares post-close with Delwinds Insurance Acquisition Corporation (NYSE: DWIN)

As of September 19, 2022

FOXO™

Summary	Share or Derivative Amount
Class A Common Stock	23,852,830
Management Contingent Share Plan RSAs*	9,200,000
Total Shares	**33,052,830**
Public Warrants (1)	10,062,500
Private Warrants (2)	316,250
Assumed Warrants (3)	1,905,853
Assumed Options (4)	2,965,500
Total Potential Shares	**15,250,103**
Total Shares and Potential Shares	**48,302,933**

* Subject to forfeiture
(1) $11.50 exercise price
(2) $11.50 exercise price
(3) $6.22 exercise price
(4) Weighted average exercise price $7.13

Comparable company peers

FOXO's focus on longevity differentiates it from peers



HIGH GROWTH DISTRIBUTION
DIAGNOSTICS BIOTECH
INSURTECH
FOXO
Comparable companies

High Growth Distribution	Diagnostics Biotech	Insurtech[1]
BRP Goosehead HAGERTY RSG	Adaptive, BIOCARTIS, CareDx EXACT SCIENCES, GUARDANT, INVITAE Myriad, natera, Prenetics sema4, veracyte, 23andMe	HSCM Public InsurTech Index

(1) Represents HSCM Public Insurtech Index at time of transaction announcement. HSCM Public InsurTech Index comprised of BHG, BRP, CCCS, CLOV, DOMA, DCT, ESNT, EVER, GOCO, GSHD, GWRE, HIPO, KNSL, LMND, MAX, OSCR, PLMR, QNST, ROOT, SLQT, and TRUP.

Thank you

For further information, please contact

Investor Relations
Cody Slach, Matthew Hausch
Gateway Investor Relations
(949) 574-3860
FOXO@gatewayir.com

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